UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2019, Ms. Peggy J. Newman provided notice to the Company that she had decided to retire and no longer seek or accept re-election to the Company’s Board once her term expired on May 20, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2019, International Bancshares Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company submitted the following proposals to its shareholders for a vote:

(1)                                 To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified;(1)

(2)                                 To ratify the appointment of RSM US LLP as independent auditors for the fiscal year ending December 31, 2019;

(3)                                 To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Proxy Statement; and

(4)                                 To consider an advisory vote regarding the frequency of the advisory approval of the Company’s executive compensation.

The following table lists the final voting results for Proposals 1, 2, 3, and 4 at the Annual Meeting:

	For	Against	Withheld	Abstentions	Broker Non-Votes
Election of Directors :
Javier De Anda	52,551,759		76,946		11,356,682
Irving Greenblum	47,331,038		5,297,667		11,356,682
Douglas B. Howland	52,070,492		558,213		11,356,682
Dennis E. Nixon	51,129,920		1,498,785		11,356,682
Larry A. Norton	52,050,951		577,754		11,356,682
Roberto R. Resendez	52,540,074		88,631		11,356,682
Antonio R. Sanchez, Jr.	52,247,728		380,977		11,356,682
Ratification of RSM US LLP	58,815,497	317,098		12,785	4,919,595
Non-binding Advisory Resolution on Compensation	52,254,051	311,120		63,533	11,356,683

(1)  On May 17, 2019, Ms. Peggy J. Newman provided notice to the Company that she had decided to retire and no longer seek or accept re-election to the Company’s Board once her term expired on May 20, 2019.  Therefore, only seven directors were elected at the Annual Meeting as shown above.

Based on the foregoing results, each of the above director nominee was elected by a majority vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections.  Proposals 2 and 3 were also approved by majority vote.

With respect to Proposal 4, the advisory vote on the frequency of the advisory approval of the Company’s executive compensation, the following table lists the final voting results for the Annual Meeting:

					Broker
	1 Year	2 Years	3 Years	Abstentions	Non-Votes
Non-binding Advisory Resolution on Frequency of Compensation Vote	47,382,764	42,035	5,078,875	125,029	11,356,684

The one year option received the highest number of votes cast by the shareholders and is deemed to be the frequency that is preferred by the shareholders of the Company. The Company’s Board of Directors has determined that it will include a proposal to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Company’s Proxy Statement for the 2020 Annual Shareholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and Chairman of the Board

Date: May 21, 2019